PIMCO Equity Series

Supplement Dated August 21, 2014 to the

PIMCO Dividend and Income Builder Fund, PIMCO Emerging Multi-Asset Fund, PIMCO EqS® Dividend Fund, PIMCO EqS® Emerging Markets Fund, PIMCO EqS® Long/Short Fund and PIMCO EqS Pathfinder Fund® Prospectus dated October 31, 2013 (the “Prospectus”), as supplemented from time to time

Disclosure Related to the PIMCO Emerging Multi-Asset Fund and PIMCO EqS® Emerging Markets Fund (the “Funds”)

Effective immediately, the PIMCO Emerging Multi-Asset Fund’s portfolio is managed by Curtis Mewbourne and Michael Gomez. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the PIMCO Emerging Multi-Asset Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Curtis Mewbourne and Michael Gomez. Messrs. Mewbourne and Gomez are Managing Directors of PIMCO and have managed the Fund since its inception in April 2011.

In addition, effective immediately, the PIMCO EqS® Emerging Markets Fund’s portfolio is managed by Virginie Maisonneuve. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the PIMCO EqS® Emerging Markets Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Virginie Maisonneuve. Ms. Maisonneuve is a Deputy CIO and Managing Director of PIMCO and has managed the Fund since August 2014.

Additionally, effective immediately, the sections of the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus pertaining to the Funds are deleted and the following disclosure is added to the table:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Emerging Multi-Asset Fund	Curtis Mewbourne	4/11*

Managing Director, PIMCO. Mr. Mewbourne is head of portfolio management in the New York office. He manages institutional accounts and mutual funds across a wide range of strategies. Prior to joining PIMCO in 1999, he was a bond trader at Salomon Brothers and at Lehman Brothers. He has 21 years of trading and portfolio management experience and holds an engineering degree in computer science from the University of Pennsylvania.

	Michael Gomez	4/11*

Managing Director, PIMCO. He has been a member of the emerging markets team since joining PIMCO in 2003. Prior to joining PIMCO, he was associated with Goldman Sachs where he was responsible for proprietary trading of bonds issued by Latin American countries. Mr. Gomez joined Goldman Sachs in July 1999.

PIMCO EqS® Emerging Markets Fund	Virginie Maisonneuve	8/14

Deputy CIO and Managing Director, PIMCO. Ms. Maisonneuve is a global head of equities and portfolio manager based in the London office. Prior to joining PIMCO in 2014, she was head of global and international equities at Schroders plc. Previously, she was co-CIO and director at Clay Finlay, a portfolio manager at State Street Research and Management, and a portfolio manager at Batterymarch Financial Management. She has 27 years of investment experience and holds an MBA from the Ecole Superieure Libre des Sciences Commerciales Appliquees (ESLSCA) in Paris.

*	Inception of the Fund.

Investors Should Retain This Supplement for Future Reference

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PIMCO Equity Series

Supplement dated August 21, 2014 to the

Statement of Additional Information dated October 31, 2013 (the “SAI”),

as supplemented from time to time

Disclosure Related to the PIMCO Emerging Multi-Asset Fund and PIMCO EqS® Emerging Markets Fund (the “Funds”)

Effective immediately, the PIMCO Emerging Multi-Asset Fund’s portfolio is managed by Curtis Mewbourne and Michael Gomez. Therefore, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI. In addition, effective immediately, corresponding changes are made in the table in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Effective immediately, the PIMCO EqS® Emerging Markets Fund’s portfolio is managed by Virginie Maisonneuve. Therefore, effective immediately, the section of the table in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI relating to the portfolio manager of the PIMCO EqS® Emerging Markets Fund is deleted and replaced with the following:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Virginie Maisonneuve(6)
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

(6)	Ms. Maisonneuve manages the PIMCO EqS® Emerging Markets Fund, which has $509.9 million in total assets under management.

In addition, effective immediately, the following sentences are added to the end of the paragraph immediately preceding the above table:

Effective August 21, 2014, the PIMCO Emerging Multi-Asset Fund is managed by Curtis Mewbourne and Michael Gomez. Additionally, effective August 21, 2014, the PIMCO EqS® Emerging Markets Fund is managed by Virginie Maisonneuve. Information pertaining to accounts managed by Ms. Maisonneuve is as of June 30, 2014.

Additionally, effective immediately, the section of the table in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI relating to the PIMCO EqS® Emerging Markets Fund is deleted and the following disclosure is added to the table:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Maisonneuve(5)	PIMCO EqS® Emerging Markets Fund	None

(5)

Effective August 21, 2014, Ms. Maisonneuve manages the PIMCO EqS® Emerging Markets Fund. As of June 30, 2014, to the best of the Trust’s knowledge, Ms. Maisonneuve did not own any shares of the PIMCO EqS® Emerging Markets Fund.

Investors Should Retain This Supplement For Future Reference

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